Exhibit 99.1

[LOGO OMITTED] UBS Investment
                   Bank


All records
==============================================================================

------------------------------------------------------------------------------
Summary
------------------------------------------------------------------------------
Total Balance:  $408,322,431.15
Avg Loan Balance:  $473,143.03
WA Gross Rate:  1.873%
WA Net Rate:  1.473%
WA FICO:  706
WA LTV:  76
WA Rem Term:  360
WA Months to Reset:  1
As of Date:  2005-10-01
WA Gross Margin:  3.193%
WA First Periodic Cap:  0.0%
WA Max Rate:  9.93%
IO%:  0%
Cal %:  57%
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Current Principal Balance       Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                  3         127,800      0.03      3.182        2.798         696      79.44      79.44    29.58
$50,000.01 - $100,000.00           16       1,310,698      0.32      2.649        2.087         698      81.42      84.35    42.49
$100,000.01 - $150,000.00          36       4,614,704      1.13      1.912        1.528         708      80.62      83.12    32.71
$150,000.01 - $200,000.00          46       8,362,402      2.05      2.104        1.681         689      77.82      81.74    24.93
$200,000.01 - $250,000.00          64      14,664,152      3.59      2.258        1.821         693      79.54      82.16    40.25
$250,000.01 - $300,000.00          56      15,500,293      3.80      1.986        1.522         695      80.76      83.01    15.70
$300,000.01 - $359,699.00          80      26,353,418      6.45      1.766        1.323         688      79.11      82.58    17.70
$359,699.01 - $600,000.00         377     174,707,902     42.79      1.960        1.561         706      77.27      80.52    18.91
$600,000.01 - $800,000.00         104      70,440,212     17.25      1.792        1.408         713      74.47      78.99     9.43
$800,000.01 - $1,000,000.00        45      41,665,311     10.20      1.639        1.255         703      72.92      77.78    11.16
$1,000,000.01 - $1,250,000.00       9       9,957,277      2.44      2.217        1.833         736      69.92      77.39     0.00
$1,250,000.01 - $1,500,000.00      21      30,000,332      7.35      1.301        0.917         714      66.78      74.50    24.33
$1,500,000.01 - $1,750,000.00       2       3,160,000      0.77      2.000        1.616         729      80.00      80.00    51.90
$1,750,000.01 - $2,000,000.00       4       7,457,930      1.83      2.641        2.257         717      62.21      65.86    23.63
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Minimum: $37,800.00
Maximum: $1,995,940.94
Average: $473,143.03
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Loan Servicers                  Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


                                 Page 1 of 9
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                   Bank


All records
==================================================================================================================================


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                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Loan Originators                Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Original Gross Rate             Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                   390     202,619,966     49.62      1.522        1.138         707      75.14      79.47    18.73
1.001% - 1.500%                   220      99,816,123     24.45      2.066        1.682         706      74.44      77.70    12.86
1.501% - 2.000%                   124      63,677,159     15.59      1.939        1.555         701      75.47      79.19    18.99
2.001% - 2.500%                    46      14,543,565      3.56      2.347        1.963         713      77.36      80.22    33.43
2.501% - 3.000%                    41      14,371,487      3.52      3.190        2.609         706      82.66      86.74    22.75
3.001% - 3.500%                    29       9,525,182      2.33      3.349        2.573         720      80.32      88.30    12.69
3.501% - 4.000%                    11       3,195,150      0.78      3.775        3.391         728      80.25      85.57     0.00
4.001% - 4.500%                     1         303,750      0.07      4.500        4.116         658      75.00      75.00     0.00
5.001% - 5.500%                     1         270,050      0.07      5.375        4.111         719      94.99      94.99     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 5.375%
Weighted Average: 1.410%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Current Gross Rate              Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                  347     180,469,492     44.20      1.000        0.616         708      74.88      79.23     16.79
1.001% - 1.500%                  189      84,464,356     20.69      1.380        0.996         709      74.21      77.88     11.65
1.501% - 2.000%                  119      62,113,444     15.21      1.832        1.448         702      75.44      79.25     19.13
2.001% - 2.500%                   44      14,154,860      3.47      2.243        1.859         713      77.03      79.97     31.60
2.501% - 3.000%                   38      13,379,384      3.28      2.924        2.383         707      82.31      86.69     20.31
3.001% - 3.500%                   29       9,525,182      2.33      3.349        2.573         720      80.32      88.30     12.69
3.501% - 4.000%                   11       3,195,150      0.78      3.775        3.391         728      80.25      85.57      0.00
4.001% - 4.500%                    1         303,750      0.07      4.500        4.116         658      75.00      75.00      0.00
5.001% - 5.500%                   14       8,154,667      2.00      5.345        4.932         689      78.14      81.32     73.05
5.501% - 6.000%                   45      21,523,816      5.27      5.774        5.390         690      76.12      78.27     18.89
6.001% - 6.500%                   21       8,900,575      2.18      6.255        5.871         701      77.75      81.87     13.79
6.501% - 7.000%                    5       2,137,756      0.52      6.694        5.964         680      80.75      80.75     25.87
----------------------------------------------------------------------------------------------------------------------------------
Total:                           863     408,322,431    100.00      1.873        1.473         706      75.54      79.54     17.69
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 7.000%
Weighted Average: 1.873%
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the
Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
------------------------------------------------------------------------------


                                 Page 2 of 9
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[LOGO OMITTED] UBS Investment
                   Bank


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

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==================================================================================================================================


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                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Gross Margin                    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
2.000% or less                      1         380,000      0.09      1.000        0.616         722      80.00      80.00     0.00
2.001% - 2.250%                     5       2,110,579      0.52      3.145        2.761         716      75.30      77.02    35.39
2.251% - 2.500%                    38      23,074,949      5.65      1.528        1.144         707      72.56      79.38    34.24
2.501% - 2.750%                    86      45,073,542     11.04      2.194        1.810         705      74.65      79.05    20.27
2.751% - 3.000%                   124      66,814,429     16.36      2.101        1.717         712      75.19      79.14    14.59
3.001% - 3.250%                   162      78,961,080     19.34      1.717        1.330         710      74.88      78.31    19.05
3.251% - 3.500%                   282     130,894,811     32.06      1.599        1.215         700      75.58      79.67    13.81
3.501% - 3.750%                    33      12,701,026      3.11      2.401        1.963         721      79.97      83.65    28.21
3.751% - 4.000%                    96      38,339,951      9.39      2.124        1.711         704      76.12      80.19    15.18
4.001% - 4.250%                    20       5,259,935      1.29      2.273        1.612         721      82.71      83.08    22.43
4.251% - 4.500%                     4         959,954      0.24      3.179        2.188         688      88.15      88.15    25.52
4.501% - 4.750%                    10       3,197,013      0.78      2.965        1.846         705      87.98      87.98    20.45
4.751% - 5.000%                     2         555,161      0.14      3.500        2.428         726      90.00      90.00    15.86
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.800%
Maximum: 4.900%
Weighted Average: 3.193%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Current Net Rate                Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                   514     248,646,266     60.89      1.096        0.712         708      74.86      78.84    15.47
1.001% - 1.500%                    92      57,076,186     13.98      1.685        1.286         703      71.99      77.33    12.76
1.501% - 2.000%                   102      37,814,531      9.26      2.162        1.694         709      81.41      83.21    29.20
2.001% - 2.500%                    22       6,826,688      1.67      2.868        2.239         704      86.22      88.35    33.26
2.501% - 3.000%                    31      10,523,791      2.58      3.065        2.669         711      78.96      84.84    12.84
3.001% - 3.500%                    15       6,100,007      1.49      3.618        3.234         733      71.35      84.78     0.00
3.501% - 4.000%                     1         314,400      0.08      4.000        3.616         661      80.00      90.00     0.00
4.001% - 4.500%                     2         573,800      0.14      4.912        4.114         687      84.41      84.41     0.00
4.501% - 5.000%                     9       5,968,130      1.46      5.294        4.910         682      76.78      79.00    84.61
5.001% - 5.500%                    48      23,165,610      5.67      5.760        5.359         691      76.80      79.34    21.46
5.501% - 6.000%                    21       8,747,005      2.14      6.237        5.814         698      77.48      80.53    10.88
6.001% - 6.500%                     6       2,566,018      0.63      6.556        6.172         697      77.78      81.70    32.29
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.616%
Maximum: 6.241%
Weighted Average: 1.473%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Amortization Type               Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Negative Amortization             863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

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[LOGO OMITTED] UBS Investment
                   Bank



All records
==================================================================================================================================


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                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Remaining Months to maturity    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
351 - 355                           5       1,569,771      0.38      5.947        5.563         677      78.73      81.71    15.79
356 - 360                         858     406,752,660     99.62      1.858        1.457         706      75.52      79.53    17.69
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 353
Maximum: 360
Weighted Average: 360
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Seasoning                       Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0 <=                              557     275,351,610     67.43      1.456        1.062         707      74.51      79.30    15.40
1 - 6                             305     132,500,532     32.45      2.728        2.313         704      77.66      80.00    22.49
7 - 12                              1         470,289      0.12      5.625        5.241         696      80.00      89.94     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Index for loans                 Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
12 Month MTA                      863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Months to Roll                  Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
1                                 739     351,533,092     86.09      1.874        1.471         706      75.65      79.65    17.81
2                                  33      15,174,909      3.72      1.618        1.234         708      75.67      76.76    30.06
3                                  90      40,789,430      9.99      1.966        1.578         708      74.52      79.69    12.37
4                                   1         825,000      0.20      1.750        1.366         668      75.00      75.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-10-01
Minimum: 1
Maximum: 4
Weighted Average: 1
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment
                   Bank



All records
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Lifetime Maximum Rate           Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
8.000% or less                      2         741,247      0.18      1.000        0.616         717      74.85      74.85     0.00
8.501% - 9.000%                     6       2,695,902      0.66      5.376        4.992         689      75.52      78.98    24.58
9.501% - 10.000%                  852     403,961,374     98.93      1.851        1.451         706      75.51      79.52    17.71
10.001% - 10.500%                   2         530,320      0.13      1.276        0.892         660      80.00      87.92     0.00
11.001% - 11.500%                   1         393,588      0.10      3.125        1.561         686      95.00      95.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 11.075%
Weighted Average: 9.928%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
First Adjustment Cap            Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0.000%                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 0.000%
Weighted Average: 0.000%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Distribution by IO only terms   Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0                                 863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
Original Prepayment                of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Penalty Term                    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0                                 863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment
                   Bank



All records
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Original LTV                    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                     15       7,859,643      1.92      1.282        0.898         708      38.20      44.33    18.00
50.01% - 55.00%                    13       9,669,967      2.37      1.712        1.328         713      54.16      67.18    17.79
55.01% - 60.00%                    14      12,967,499      3.18      1.262        0.878         707      57.79      64.62    14.92
60.01% - 65.00%                    25      14,563,158      3.57      2.076        1.692         717      62.88      65.97     6.28
65.01% - 70.00%                    61      39,592,359      9.70      1.809        1.425         708      68.62      71.79     8.81
70.01% - 75.00%                   164      92,607,204     22.68      1.882        1.498         708      74.39      78.91    10.11
75.01% - 80.00%                   469     200,001,368     48.98      1.814        1.430         705      79.66      83.56    21.07
80.01% - 85.00%                    12       4,568,598      1.12      2.481        2.077         677      83.63      84.39    46.74
85.01% - 90.00%                    54      15,618,441      3.83      2.962        2.337         696      89.39      89.39    24.47
90.01% - 95.00%                    35       9,595,794      2.35      2.507        1.816         712      94.75      94.75    55.05
95.01% - 100.00%                    1       1,278,400      0.31      1.000        0.616         740     100.00     100.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 17.27
Maximum: 100.00
Weighted Average: 75.54
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Combined LTV                    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                     12       5,971,643      1.46      1.316        0.932         694      36.69      38.66    20.51
50.01% - 55.00%                    11       5,552,467      1.36      1.285        0.901         733      52.43      53.47     3.96
55.01% - 60.00%                    10       8,032,499      1.97      1.190        0.806         705      57.59      57.59     0.00
60.01% - 65.00%                    22      13,535,828      3.31      2.079        1.695         725      61.80      63.04     6.76
65.01% - 70.00%                    50      33,242,604      8.14      1.674        1.290         706      67.27      68.61    15.00
70.01% - 75.00%                   124      64,001,686     15.67      2.020        1.636         703      74.09      74.38    12.06
75.01% - 80.00%                   291     133,712,695     32.75      1.822        1.438         712      78.58      79.62    22.81
80.01% - 85.00%                    22      11,204,526      2.74      2.128        1.736         687      75.81      84.31    35.94
85.01% - 90.00%                   281     120,850,627     29.60      1.922        1.507         700      79.06      89.70    13.80
90.01% - 95.00%                    39      10,939,456      2.68      2.395        1.741         710      92.96      94.45    54.30
95.01% - 100.00%                    1       1,278,400      0.31      1.000        0.616         740     100.00     100.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 17.47
Maximum: 100.00
Weighted Average: 79.54
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
Geographical                       of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Distribution (Top 5)            Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
California                        422     233,426,035     57.17      1.840        1.453         707      75.03      79.71    15.16
Florida                            75      32,696,056      8.01      1.842        1.442         712      75.82      79.00    15.76
New Jersey                         73      31,292,672      7.66      1.917        1.451         702      76.66      78.83    15.35
Illinois                           47      17,650,754      4.32      1.696        1.289         702      74.08      77.47    17.19
Virginia                           35      16,909,411      4.14      2.470        2.079         709      79.01      83.79    32.45
Other                             211      76,347,503     18.70      1.879        1.462         704      76.07      79.07    24.02
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment
                   Bank



All records
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
California loan breakdown       Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
North CA                          151      79,674,418     19.51      1.771        1.382         709      75.59      79.04    16.54
South CA                          271     153,751,617     37.65      1.876        1.490         706      74.74      80.06    14.45
States Not CA                     441     174,896,396     42.83      1.917        1.499         706      76.21      79.31    21.05
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Top 10 Zip Codes                Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
85255                               4       3,981,147      0.98      1.346        0.962         731      66.79      71.41    16.27
20176                               6       3,772,632      0.92      2.730        2.346         752      79.47      83.25    39.89
94582                               3       3,376,810      0.83      3.218        2.834         688      76.30      79.58    52.18
93013                               3       2,690,050      0.66      1.110        0.726         728      77.25      81.71     0.00
91915                               4       2,490,570      0.61      3.047        2.663         707      73.24      83.39    22.69
90503                               4       2,467,140      0.60      1.156        0.772         693      76.23      76.23     0.00
92694                               3       2,391,983      0.59      2.582        2.198         704      75.00      85.63     0.00
90266                               2       2,390,000      0.59      2.569        2.185         697      57.29      79.71     0.00
95757                               5       2,354,748      0.58      1.277        0.893         699      79.75      81.77    36.35
91913                               4       2,181,642      0.53      1.206        0.822         735      74.50      76.60     0.00
Other                             825     380,225,709     93.12      1.859        1.457         706      75.68      79.53    17.59
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
FICO Scores                     Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
601 - 620                           3         856,827      0.21      3.267        2.883         610      83.63      87.09    28.92
621 - 640                          51      18,599,770      4.56      2.225        1.834         632      75.24      79.17    30.99
641 - 660                          95      38,186,770      9.35      1.709        1.304         653      74.81      78.36    27.93
661 - 680                         142      67,278,737     16.48      2.105        1.706         671      75.26      79.61    17.67
681 - 700                         157      73,672,080     18.04      1.789        1.384         690      77.02      80.87    16.37
701 - 720                         132      63,945,227     15.66      2.083        1.682         710      76.79      82.09    17.53
721 - 740                          98      52,859,838     12.95      1.852        1.452         730      75.77      79.93    11.72
741 - 760                          78      38,288,986      9.38      1.772        1.380         750      74.68      78.39    18.37
761 greater than or equal to      107      54,634,198     13.38      1.521        1.117         778      73.27      75.92    13.10
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 601
Maximum: 814
Weighted Average: 706
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment
                   Bank



All records
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Mortgage Properties             Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Condominium                       124      49,973,130     12.24      1.995        1.589         704      75.73      79.60    14.49
Manufactured Housing                1         169,692      0.04      5.875        5.491         677      62.96      62.96     0.00
PUD                               188      96,090,828     23.53      1.989        1.585         708      76.55      80.76    20.72
Single Family                     480     230,299,156     56.40      1.828        1.429         705      75.33      79.22    17.86
Two- to Four Family                70      31,789,625      7.79      1.638        1.246         715      73.71      78.11    12.38
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Occupancy types                 Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Investor                          244      93,236,902     22.83      2.042        1.657         719      74.73      78.36    16.50
Primary                           559     286,075,939     70.06      1.854        1.449         702      75.96      80.10    18.02
Secondary                          60      29,009,590      7.10      1.523        1.108         705      73.92      77.76    18.21
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Loan Purpose                    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Purchase                          498     231,912,311     56.80      1.832        1.425         711      78.14      83.16    17.36
Cash Out Refinance                263     130,894,852     32.06      1.735        1.345         701      71.23      73.46    16.75
Rate/Term Refinance               102      45,515,268     11.15      2.480        2.081         695      74.62      78.53    22.06
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Document Type                   Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Alternate                          41      14,884,154      3.65      2.566        2.156         696      79.58      82.72    100.00
Full                              131      57,332,583     14.04      2.037        1.633         698      77.66      80.86    100.00
Reduced                           646     317,684,229     77.80      1.826        1.429         708      75.04      79.44      0.00
Stated Doc                         45      18,421,465      4.51      1.612        1.176         715      74.27      74.60      0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54     17.69
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Rate Adjustment Frequency       Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
1                                 863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment
                   Bank



All records
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Payment Adjustment Frequency    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
12                                863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Max Balance Amount              Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
110.00                              5       1,561,301      0.38      1.258        0.874         702      82.22      82.22    23.00
115.00                            858     406,761,130     99.62      1.876        1.475         706      75.51      79.53    17.67
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Periodic Payment Cap            Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
7.500                             863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------
Total:                            863     408,322,431    100.00      1.873        1.473         706      75.54      79.54    17.69
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
Group 2
==============================================================================

------------------------------------------------------------------------------
Summary
------------------------------------------------------------------------------
Total Balance:  $298,089,146.67
Avg Loan Balance:  $319,838.14
WA Gross Rate:  3.062%
WA Net Rate:  2.652%
WA FICO:  703
WA LTV:  76
WA Rem Term:  359
WA Months to Reset:  1
As of Date:  2005-10-01
WA Gross Margin:  3.803%
WA First Periodic Cap:  0.0%
WA Max Rate:  9.95%
IO%:  0%
Cal %:  42%
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Current Principal Balance       Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                  2          76,795      0.03      4.174        3.790         669      79.18      79.18    52.08
$50,000.01 - $100,000.00           36       2,839,915      0.95      2.178        1.701         721      71.58      73.21    58.44
$100,000.01 - $150,000.00          97      12,438,041      4.17      2.908        2.512         709      75.34      78.13    33.36
$150,000.01 - $200,000.00         134      23,562,186      7.90      2.900        2.490         705      78.31      79.87    36.65
$200,000.01 - $250,000.00         124      28,016,200      9.40      3.060        2.647         704      76.13      78.60    30.09
$250,000.01 - $300,000.00         147      40,458,091     13.57      3.199        2.789         702      76.96      79.45    26.62
$300,000.01 - $359,699.00         108      35,741,947     11.99      3.445        3.015         699      76.69      78.36    16.51
$359,699.01 - $600,000.00         213      96,328,991     32.32      3.213        2.796         698      77.52      79.52    17.29
$600,000.01 - $800,000.00          47      31,638,794     10.61      2.716        2.332         706      75.35      79.07    19.72
$800,000.01 - $1,000,000.00        13      12,269,747      4.12      2.912        2.528         715      72.38      77.32    15.47
$1,000,000.01 - $1,250,000.00       5       5,634,407      1.89      1.446        1.062         699      67.27      75.77     0.00
$1,250,000.01 - $1,500,000.00       4       5,457,933      1.83      2.732        2.348         719      69.61      72.38     0.00
$1,500,000.01 - $1,750,000.00       1       1,626,100      0.55      2.750        2.366         646      56.07      85.00     0.00
$1,750,000.01 - $2,000,000.00       1       2,000,000      0.67      2.375        1.991         744      54.05      62.16     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Minimum: $36,800.00
Maximum: $2,000,000.00
Average: $319,838.14
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Loan Servicers                  Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
Group 2
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Loan Originators                Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Original Gross Rate             Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                   411     143,295,333     48.07      3.242        2.858         702      74.11      77.28    18.44
1.001% - 1.500%                   200      58,861,682     19.75      3.117        2.733         703      75.60      77.05    25.72
1.501% - 2.000%                   166      54,809,273     18.39      2.507        2.121         700      78.30      80.75    18.19
2.001% - 2.500%                    72      19,125,257      6.42      2.519        2.135         715      76.59      79.53    34.83
2.501% - 3.000%                    38      11,078,649      3.72      3.564        2.986         696      81.05      86.94    14.48
3.001% - 3.500%                    37       9,199,802      3.09      3.514        2.686         703      87.46      87.53    45.81
3.501% - 4.000%                     2         432,000      0.14      3.815        3.431         709      73.72      90.00     0.00
4.001% - 4.500%                     4         985,250      0.33      4.250        2.817         703      90.45      90.45    26.62
4.501% - 5.000%                     2         301,900      0.10      5.000        3.569         657      91.57      91.57    31.47
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 5.000%
Weighted Average: 1.455%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Current Gross Rate              Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                   245      83,294,716     27.94      1.000        0.616         703      73.58      77.93    19.11
1.001% - 1.500%                   133      39,087,879     13.11      1.374        0.990         702      75.51      77.51    22.65
1.501% - 2.000%                   134      46,383,816     15.56      1.788        1.402         701      76.78      79.63    15.25
2.001% - 2.500%                    67      17,823,743      5.98      2.213        1.829         712      76.11      79.26    32.30
2.501% - 3.000%                    31       9,303,883      3.12      2.843        2.344         701      79.56      86.57    11.13
3.001% - 3.500%                    34       8,748,040      2.93      3.318        2.498         703      87.32      87.39    43.01
3.501% - 4.000%                     2         432,000      0.14      3.815        3.431         709      73.72      90.00     0.00
4.001% - 4.500%                     4         985,250      0.33      4.250        2.817         703      90.45      90.45    26.62
4.501% - 5.000%                     2         301,900      0.10      5.000        3.569         657      91.57      91.57    31.47
5.001% - 5.500%                     6       2,519,045      0.85      5.422        5.038         717      75.75      75.75    39.15
5.501% - 6.000%                    34      12,540,462      4.21      5.856        5.472         692      74.47      76.25    37.40
6.001% - 6.500%                   129      39,549,904     13.27      6.323        5.939         703      76.92      78.27    19.29
6.501% - 7.000%                    97      32,150,705     10.79      6.747        6.363         702      76.38      77.19    20.03
7.001% or more                     14       4,967,805      1.67      7.323        6.671         706      81.18      81.18    37.73
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 7.625%
Weighted Average: 3.062%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
Group 2
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Gross Margin                    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
2.251% - 2.500%                     3       1,603,099      0.54      3.988        3.604         710      71.11      71.11    61.51
2.501% - 2.750%                     9       3,390,578      1.14      4.636        4.252         700      73.27      73.27    26.14
2.751% - 3.000%                    19       7,064,786      2.37      2.913        2.529         703      71.27      73.35    21.07
3.001% - 3.250%                    48      19,100,823      6.41      2.946        2.562         699      73.52      77.45    28.88
3.251% - 3.500%                   148      44,394,741     14.89      3.218        2.834         710      73.65      75.82    26.67
3.501% - 3.750%                   204      59,470,911     19.95      3.289        2.905         704      76.45      78.22    24.07
3.751% - 4.000%                   174      59,141,870     19.84      3.451        3.056         700      74.87      77.18    18.58
4.001% - 4.250%                   257      81,988,480     27.50      2.399        2.008         708      77.56      81.84    15.35
4.251% - 4.500%                    40      13,232,736      4.44      2.528        2.036         669      79.77      81.59    16.79
4.501% - 4.750%                    13       3,923,762      1.32      5.145        4.486         704      81.72      81.72    44.44
4.751% - 5.000%                     8       2,483,646      0.83      5.012        3.929         682      88.85      88.85    64.80
5.001% - 5.250%                     4         751,415      0.25      3.328        2.143         683      92.10      92.10    25.51
5.251% - 5.500%                     1         271,800      0.09      3.125        1.971         663      90.00      90.00     0.00
5.501% - 5.750%                     4       1,270,500      0.43      3.964        2.462         646      88.57      88.57     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.450%
Maximum: 5.750%
Weighted Average: 3.803%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Current Net Rate                Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                   362     117,046,595     39.27      1.103        0.718         703      74.23      77.88    20.22
1.001% - 1.500%                   122      45,021,083     15.10      1.728        1.335         702      74.78      77.96    15.35
1.501% - 2.000%                    99      26,494,823      8.89      2.215        1.763         704      80.33      82.52    27.29
2.001% - 2.500%                    25       7,799,723      2.62      2.962        2.268         690      80.72      87.10    22.26
2.501% - 3.000%                    36       7,731,102      2.59      3.217        2.688         720      84.77      86.86    31.09
3.001% - 3.500%                     7       2,172,900      0.73      3.773        3.209         702      79.76      83.00    32.89
3.501% - 4.000%                     1          95,000      0.03      5.000        3.816         679      95.00      95.00   100.00
4.501% - 5.000%                     3       1,138,935      0.38      5.326        4.942         746      71.16      71.16    38.82
5.001% - 5.500%                    24       8,733,882      2.93      5.714        5.330         683      75.36      77.37    44.17
5.501% - 6.000%                   117      36,294,839     12.18      6.243        5.849         704      76.70      77.87    21.22
6.001% - 6.500%                   118      39,213,510     13.15      6.689        6.291         702      76.67      77.55    15.06
6.501% - 7.000%                    18       6,346,756      2.13      7.188        6.737         703      78.20      79.33    58.49
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.616%
Maximum: 6.866%
Weighted Average: 2.652%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Amortization Type               Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Negative Amortization             932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
Group 2
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Remaining Months to maturity    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
351 - 355                          38      11,729,896      3.94      6.179        5.795         705      75.17      77.40    12.52
356 - 360                         894     286,359,251     96.06      2.934        2.523         702      76.11      78.82    21.97
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 351
Maximum: 360
Weighted Average: 359
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Seasoning                       Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0 <=                              595     189,567,340     63.59      1.522        1.109         703      75.62      79.15    20.13
1 - 6                             323     103,725,492     34.80      5.736        5.330         702      76.91      77.96    24.91
7 - 12                             14       4,796,315      1.61      6.098        5.714         681      76.03      81.03     7.87
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Index for loans                 Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
11                                932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Months to Roll                  Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
1                                 767     244,060,933     81.88      3.285        2.879         702      75.98      78.55    22.12
2                                  55      15,735,797      5.28      1.983        1.540         701      78.76      80.34    28.56
3                                 108      37,685,667     12.64      2.083        1.662         708      75.54      79.52    15.65
4                                   2         606,750      0.20      1.947        1.563         737      77.37      77.37     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-10-01
Minimum: 1
Maximum: 4
Weighted Average: 1
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
Group 2
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Lifetime Maximum Rate           Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
8.000% or less                      2         784,500      0.26      1.896        1.512         665      80.85      80.85    71.70
8.501% - 9.000%                     4       1,325,948      0.44      6.230        5.846         663      78.23      78.23    48.12
9.501% - 10.000%                  918     293,170,074     98.35      3.037        2.629         703      76.05      78.78    21.55
10.001% - 10.500%                   1         124,000      0.04      1.375        0.991         787      80.00      80.00     0.00
10.501% - 11.000%                   6       2,412,825      0.81      4.768        4.226         678      74.64      75.99     0.00
11.001% - 11.500%                   1         271,800      0.09      3.125        1.971         663      90.00      90.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.500%
Maximum: 11.075%
Weighted Average: 9.948%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
First Adjustment Cap            Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0.000%                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 0.000%
Weighted Average: 0.000%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Distribution by IO only terms   Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0                                 932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
Original Prepayment                of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Penalty Term                    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0                                 421     145,463,947     48.80      2.933        2.510         707      75.83      79.21    21.42
12                                210      67,293,670     22.58      2.781        2.377         702      77.25      79.51    23.18
36                                300      84,678,210     28.41      3.482        3.089         695      75.53      77.33    20.81
60                                  1         653,320      0.22      6.250        5.866         662      80.00      90.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
Group 2
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Original LTV                    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                     36       6,894,056      2.31      2.963        2.579         718      38.89      39.34    27.53
50.01% - 55.00%                    12       5,751,498      1.93      3.781        3.397         720      53.37      56.19    18.53
55.01% - 60.00%                    26      12,140,471      4.07      1.847        1.463         704      58.34      67.39     7.10
60.01% - 65.00%                    33      13,314,951      4.47      2.524        2.140         695      63.23      67.45    13.36
65.01% - 70.00%                    55      18,835,589      6.32      2.843        2.459         713      68.73      70.28    20.70
70.01% - 75.00%                   134      50,483,959     16.94      3.107        2.723         692      74.13      76.94    12.68
75.01% - 80.00%                   510     159,326,872     53.45      3.000        2.616         705      79.68      82.48    23.01
80.01% - 85.00%                     9       2,166,441      0.73      3.517        2.980         690      83.28      83.28    40.56
85.01% - 90.00%                    93      24,089,929      8.08      4.007        3.370         696      89.54      89.54    38.45
90.01% - 95.00%                    24       5,085,380      1.71      4.332        3.699         705      94.75      94.75    32.86
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.27
Maximum: 95.00
Weighted Average: 76.07
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Combined LTV                    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                     35       6,754,390      2.27      3.004        2.620         718      39.05      39.05    26.03
50.01% - 55.00%                    12       3,891,164      1.31      4.404        4.020         708      52.22      53.02    30.98
55.01% - 60.00%                    20       6,865,472      2.30      1.928        1.544         719      58.38      58.38    12.56
60.01% - 65.00%                    30      13,015,459      4.37      2.349        1.965         702      61.24      62.94    13.67
65.01% - 70.00%                    51      18,675,919      6.27      2.873        2.489         716      68.33      68.83    20.87
70.01% - 75.00%                   117      39,664,536     13.31      3.551        3.167         692      73.99      74.07    12.23
75.01% - 80.00%                   354     115,980,436     38.91      3.263        2.879         705      79.26      79.61    23.31
80.01% - 85.00%                    21       7,922,088      2.66      2.605        2.179         678      74.20      83.72    33.02
85.01% - 90.00%                   267      79,963,351     26.83      2.680        2.220         701      81.49      89.57    23.38
90.01% - 95.00%                    25       5,356,333      1.80      4.410        3.790         705      94.00      94.61    31.20
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.27
Maximum: 95.00
Weighted Average: 78.77
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
Geographical                       of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Distribution (Top 5)            Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
California                        317     126,559,976     42.46      3.168        2.763         700      74.27      77.26    13.98
Florida                           149      39,975,971     13.41      2.753        2.347         709      78.29      81.28    21.15
Nevada                             60      18,488,763      6.20      3.810        3.426         699      78.19      81.16    20.05
New Jersey                         51      16,041,312      5.38      3.008        2.536         696      77.76      79.87    23.95
Arizona                            59      15,301,723      5.13      2.728        2.344         712      75.27      77.54    30.59
Other                             296      81,721,402     27.42      2.952        2.534         704      77.14      79.35    31.81
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
Group 2
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
California loan breakdown       Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Northern CA                       133      52,359,274     17.56      3.117        2.729         697      72.76      76.73    11.27
Southern CA                       184      74,200,703     24.89      3.204        2.788         703      75.33      77.63    15.89
State not in CA                   615     171,529,171     57.54      2.984        2.570         704      77.41      79.88    27.21
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Top 10 Zip Codes                Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
95076                               5       2,523,604      0.85      4.508        4.124         702      77.80      80.77     0.00
92648                               3       2,427,000      0.81      1.589        1.205         694      73.58      78.24     0.00
95070                               1       2,000,000      0.67      2.375        1.991         744      54.05      62.16     0.00
93065                               4       1,967,637      0.66      2.853        2.469         705      62.86      68.38     0.00
89052                               5       1,944,775      0.65      5.465        5.081         689      79.93      82.97     0.00
11691                               4       1,815,913      0.61      6.875        6.491         771      70.00      70.00     0.00
89148                               3       1,784,360      0.60      5.761        5.377         694      78.56      81.37     0.00
89123                               5       1,764,611      0.59      3.795        3.411         724      77.49      84.08     0.00
90405                               2       1,725,704      0.58      4.772        4.388         725      67.64      67.64     0.00
96793                               3       1,650,000      0.55      1.122        0.738         716      68.58      68.58    39.39
Other                             897     278,485,541     93.42      3.005        2.594         702      76.42      79.05    22.88
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
FICO Scores                     Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
601 - 620                           9       2,465,042      0.83      2.316        1.887         615      70.96      71.61     6.24
621 - 640                          59      17,227,279      5.78      3.178        2.734         632      75.83      77.36    31.60
641 - 660                         113      35,894,632     12.04      3.026        2.586         652      76.10      79.42    34.67
661 - 680                         152      53,093,610     17.81      3.393        2.978         671      77.02      80.21    13.71
681 - 700                         158      49,733,661     16.68      3.008        2.605         690      76.91      79.86    16.58
701 - 720                         130      43,242,551     14.51      2.815        2.431         711      76.27      79.06    15.36
721 - 740                          93      30,046,557     10.08      2.916        2.516         731      76.10      78.41    23.09
741 - 760                          81      25,825,844      8.66      2.596        2.185         749      74.27      77.71    17.51
761 greater than or equal to      137      40,559,970     13.61      3.389        2.987         781      75.14      76.62    31.30
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 609
Maximum: 814
Weighted Average: 703
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
Group 2
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Mortgage Properties             Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Coop                                1         539,894      0.18      6.625        6.241         693      80.00      80.00     0.00
Condominium                       150      37,539,357     12.59      2.459        2.038         706      79.10      82.17    27.54
PUD                               221      76,487,652     25.66      3.362        2.969         703      76.09      79.76    15.49
Single Family                     497     160,496,363     53.84      3.015        2.598         702      75.59      77.71    22.60
Two- to Four Family                63      23,025,880      7.72      3.294        2.888         699      74.40      77.29    25.64
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Occupancy types                 Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Investor                          263      68,825,444     23.09      2.963        2.569         719      76.59      78.48    31.68
Primary                           589     205,414,321     68.91      3.204        2.785         695      75.78      78.53    19.55
Secondary                          80      23,849,381      8.00      2.126        1.742         715      77.11      81.65    10.08
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Loan Purpose                    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Purchase                          421     129,933,746     43.59      2.917        2.507         716      79.28      83.00    21.57
Cash Out Refinance                385     122,408,754     41.06      3.333        2.934         694      72.79      74.06    22.84
Rate/Term Refinance               126      45,746,648     15.35      2.749        2.310         687      75.74      79.33    18.32
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Document Type                   Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Alternate                          68      16,686,547      5.60      2.963        2.551         708      77.40      80.07   100.00
Full                              178      47,684,701     16.00      3.352        2.933         702      78.19      79.54   100.00
Reduced                           593     206,241,849     69.19      2.971        2.568         702      75.59      78.94     0.00
Stated Doc                         93      27,476,050      9.22      3.299        2.859         701      75.21      75.35     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Rate Adjustment Frequency       Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
1                                 932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
Group 2
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Payment Adjustment Frequency    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
12                                932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Max Balance Amount              Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
110.00                             22       8,955,887      3.00      4.914        4.530         729      71.25      72.04    27.72
115.00                            910     289,133,259     97.00      3.004        2.594         702      76.22      78.98    21.40
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Periodic Payment Cap            Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
7.500                             932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Teaser Period                   Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
1                                 756     240,606,187     80.72      3.260        2.854         702      75.99      78.56    22.26
3                                 175      57,247,664     19.20      2.216        1.792         706      76.42      79.63    18.91
4                                   1         235,296      0.08      6.250        5.866         684      80.00      80.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.00
Maximum: 4.00
Weighted Average Teaser: 1.39
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Silent 2nd                      Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
N                                 733     227,460,636     76.31      3.355        2.938         703      76.28      76.28    23.33
Y                                 199      70,628,511     23.69      2.116        1.732         702      75.42      86.79    16.01
----------------------------------------------------------------------------------------------------------------------------------
Total:                            932     298,089,147    100.00      3.062        2.652         703      76.07      78.77    21.59
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
Group 1
==============================================================================


------------------------------------------------------------------------------
Summary
------------------------------------------------------------------------------
Total Balance: $502,866,592.24
Avg Loan Balance: $472,618.98
WA Gross Rate: 2.699%
WA Net Rate: 2.302%
WA FICO: 708
WA LTV: 75
WA Rem Term: 360
WA Months to Reset: 1
As of Date: 2005-10-01
WA Gross Margin: 3.204%
WA First Periodic Cap: 0.0%
WA Max Rate: 9.95%
IO%: 0%
Cal %: 56%
------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Current Principal Balance       Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                  4         177,300      0.04      2.677        2.293         691      78.20      78.20    21.32
$50,000.01 - $100,000.00           20       1,679,921      0.33      3.257        2.735         690      77.60      80.45    33.15
$100,000.01 - $150,000.00          51       6,597,329      1.31      2.773        2.379         705      79.12      81.31    31.50
$150,000.01 - $200,000.00          54       9,751,265      1.94      3.121        2.705         691      76.56      80.25    25.05
$200,000.01 - $250,000.00          78      17,737,659      3.53      3.159        2.737         698      79.30      81.77    37.00
$250,000.01 - $300,000.00          69      18,962,252      3.77      3.552        3.107         694      80.46      82.83    15.63
$300,000.01 - $359,699.00          98      32,325,675      6.43      3.042        2.610         690      78.65      81.94    19.63
$359,699.01 - $600,000.00         463     215,318,631     42.82      2.788        2.392         707      77.24      80.36    19.47
$600,000.01 - $800,000.00         125      84,992,199     16.90      2.558        2.174         714      74.80      78.63    11.05
$800,000.01 - $1,000,000.00        58      54,251,235     10.79      2.313        1.929         707      71.07      77.39    15.50
$1,000,000.01 - $1,250,000.00      12      13,476,776      2.68      2.386        2.002         729      68.00      75.13     0.00
$1,250,000.01 - $1,500,000.00      26      36,978,421      7.35      1.951        1.567         718      67.80      73.83    23.30
$1,500,000.01 - $1,750,000.00       2       3,160,000      0.63      2.000        1.616         729      80.00      80.00    51.90
$1,750,000.01 - $2,000,000.00       4       7,457,930      1.48      3.608        3.224         717      62.21      65.86    23.63
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Minimum: $37,800.00
Maximum: $1,995,940.94
Average: $472,618.98
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Loan Servicers                  Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
Group 1
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Loan Originators                Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Original Gross Rate             Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                   497     257,129,568     51.13      2.635        2.251         708      74.92      78.97    18.79
1.001% - 1.500%                   266     121,200,070     24.10      2.629        2.245         708      74.74      78.03    14.52
1.501% - 2.000%                   144      73,487,833     14.61      2.509        2.125         704      74.38      78.42    19.19
2.001% - 2.500%                    59      18,829,411      3.74      2.863        2.479         714      77.50      79.65    34.43
2.501% - 3.000%                    51      17,761,567      3.53      3.543        2.996         713      82.34      85.72    28.16
3.001% - 3.500%                    31       9,982,782      1.99      4.234        3.498         718      80.31      88.38    12.11
3.501% - 4.000%                    14       3,901,560      0.78      3.758        3.374         720      79.73      84.51     0.00
4.001% - 4.500%                     1         303,750      0.06      4.500        4.116         658      75.00      75.00     0.00
5.001% - 5.500%                     1         270,050      0.05      5.375        4.111         719      94.99      94.99     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 5.375%
Weighted Average: 1.394%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Current Gross Rate              Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                   330     173,973,137     34.60      1.000        0.616         709      74.90      78.95    17.26
1.001% - 1.500%                   194      89,993,600     17.90      1.386        1.002         710      74.15      78.33    12.81
1.501% - 2.000%                   110      61,226,491     12.18      1.790        1.406         702      72.37      77.22    17.88
2.001% - 2.500%                    51      16,257,604      3.23      2.256        1.872         713      77.00      79.49    29.87
2.501% - 3.000%                    42      15,107,928      3.00      2.939        2.509         719      81.17      85.14    29.44
3.001% - 3.500%                    23       7,828,999      1.56      3.378        2.765         712      76.50      86.79     7.65
3.501% - 4.000%                    14       3,901,560      0.78      3.758        3.374         720      79.73      84.51     0.00
4.001% - 4.500%                     1         303,750      0.06      4.500        4.116         658      75.00      75.00     0.00
5.001% - 5.500%                    20      12,225,499      2.43      5.381        4.978         721      71.69      73.30    24.92
5.501% - 6.000%                   101      48,293,382      9.60      5.867        5.483         702      76.05      79.12    24.39
6.001% - 6.500%                   127      55,426,868     11.02      6.316        5.932         703      77.49      80.55    19.38
6.501% - 7.000%                    35      13,641,113      2.71      6.721        6.237         709      78.73      80.29    28.75
7.001% or more                     16       4,686,661      0.93      7.342        6.414         714      86.69      87.11    17.43
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 7.875%
Weighted Average: 2.699%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
Group 1
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Gross Margin                    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
2.000% or less                      1         380,000      0.08      1.000        0.616         722      80.00      80.00     0.00
2.001% - 2.250%                     6       2,432,464      0.48      5.233        4.849         716      75.26      76.75    30.71
2.251% - 2.500%                    46      26,521,792      5.27      2.382        1.998         710      73.30      78.31    27.90
2.501% - 2.750%                   103      54,429,257     10.82      2.560        2.176         706      74.28      79.00    17.57
2.751% - 3.000%                   156      81,008,708     16.11      2.850        2.466         712      74.63      79.11    15.61
3.001% - 3.250%                   186      92,360,548     18.37      2.751        2.365         711      74.59      77.88    22.49
3.251% - 3.500%                   355     166,460,925     33.10      2.476        2.092         702      75.63      79.37    15.28
3.501% - 3.750%                    44      16,847,401      3.35      3.509        3.083         725      79.23      82.45    37.93
3.751% - 4.000%                   127      51,247,340     10.19      2.609        2.203         707      75.39      79.25    14.16
4.001% - 4.250%                    23       6,328,029      1.26      4.122        3.508         725      82.25      82.56    23.99
4.251% - 4.500%                     5       1,097,954      0.22      4.213        3.239         687      87.65      87.65    22.31
4.501% - 4.750%                    10       3,197,013      0.64      5.813        4.763         705      87.98      87.98    20.45
4.751% - 5.000%                     2         555,161      0.11      4.194        3.122         726      90.00      90.00    15.86
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.800%
Maximum: 4.900%
Weighted Average: 3.204%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Current Net Rate                Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                   495     243,204,602     48.36      1.100        0.716         709      74.85      78.66    16.29
1.001% - 1.500%                   117      70,632,524     14.05      1.671        1.287         707      71.40      77.28    13.70
1.501% - 2.000%                    65      25,327,835      5.04      2.140        1.723         705      77.82      80.34    29.58
2.001% - 2.500%                    32       9,189,108      1.83      2.793        2.243         713      84.68      86.59    30.66
2.501% - 3.000%                    37      13,095,691      2.60      3.061        2.667         717      79.16      84.35    21.37
3.001% - 3.500%                    17       6,525,160      1.30      3.630        3.246         726      71.20      84.00     0.00
3.501% - 4.000%                     1         314,400      0.06      4.000        3.616         661      80.00      90.00     0.00
4.001% - 4.500%                     2         573,800      0.11      4.912        4.114         687      84.41      84.41     0.00
4.501% - 5.000%                    15       8,591,451      1.71      5.335        4.951         711      71.58      73.29    32.45
5.001% - 5.500%                    66      30,576,480      6.08      5.749        5.346         705      77.26      79.30    23.92
5.501% - 6.000%                   171      76,607,522     15.23      6.250        5.832         701      77.17      80.59    21.00
6.001% - 6.500%                    39      16,126,457      3.21      6.698        6.272         719      77.34      78.47    23.67
6.501% - 7.000%                     5       1,317,800      0.26      7.213        6.769         705      79.95      82.72     6.68
7.001% or more                      2         783,762      0.16      7.592        7.208         692      72.33      72.33    26.48
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.616%
Maximum: 7.241%
Weighted Average: 2.302%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Amortization Type               Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Negative Amortization           1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
Group 1
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Remaining Months to maturity    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
351 - 355                           7       2,504,142      0.50      6.039        5.655         698      78.20      82.60    47.26
356 - 360                       1,057     500,362,450     99.50      2.682        2.285         708      75.30      79.15    18.29
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 351
Maximum: 360
Weighted Average: 360
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Seasoning                       Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0 <=                              723     350,814,859     69.76      1.437        1.045         708      74.69      79.16    16.36
1 - 6                             339     151,147,253     30.06      5.609        5.200         706      76.71      79.15    23.09
7 - 12                              2         904,480      0.18      5.866        5.482         703      80.00      85.15    48.15
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Index for loans                 Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
12 Month MTA                    1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Months to Roll                  Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
1                                 879     419,090,530     83.34      2.885        2.486         708      75.54      79.23    18.85
2                                  68      30,013,586      5.97      1.443        1.059         703      75.17      79.18    19.00
3                                 105      48,393,017      9.62      1.948        1.561         710      73.47      78.92    15.53
4                                  12       5,369,460      1.07      1.944        1.560         708      74.63      76.15     8.97
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-10-01
Minimum: 1
Maximum: 4
Weighted Average: 1
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
Group 1
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Lifetime Maximum Rate           Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
8.501% - 9.000%                     6       2,695,902      0.54      5.917        5.533         689      75.52      75.52    24.58
9.501% - 10.000%                1,054     499,133,422     99.26      2.679        2.283         708      75.29      79.16    18.44
10.001% - 10.500%                   2         530,320      0.11      1.276        0.892         660      80.00      87.92     0.00
11.001% - 11.500%                   1         393,588      0.08      7.500        5.936         686      95.00      95.00     0.00
11.501% - 12.000%                   1         113,360      0.02      1.750        1.366         676      80.00      80.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.950%
Maximum: 11.700%
Weighted Average: 9.946%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
First Adjustment Cap            Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0.000%                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 0.000%
Weighted Average: 0.000%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Distribution by IO only terms   Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0                               1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
Original Prepayment                of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Penalty Term                    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0                               1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
Group 1
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Original LTV                    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                     20      10,506,714      2.09      1.840        1.456         709      40.10      46.87    22.99
50.01% - 55.00%                    14       9,849,967      1.96      2.460        2.076         720      53.92      64.57     4.06
55.01% - 60.00%                    22      17,429,735      3.47      1.989        1.605         706      57.76      64.73    13.08
60.01% - 65.00%                    29      17,872,296      3.55      3.094        2.710         720      63.00      67.48     7.50
65.01% - 70.00%                    81      52,848,770     10.51      2.707        2.323         706      68.72      72.42     9.26
70.01% - 75.00%                   196     108,839,586     21.64      2.761        2.377         708      74.37      78.20    11.86
75.01% - 80.00%                   601     255,717,194     50.85      2.485        2.101         708      79.68      83.39    22.20
80.01% - 85.00%                    14       4,947,151      0.98      4.482        4.067         681      84.01      84.01    54.90
85.01% - 90.00%                    54      15,775,188      3.14      4.699        4.085         697      89.33      89.33    24.23
90.01% - 95.00%                    33       9,079,990      1.81      5.318        4.620         714      94.73      94.73    56.92
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 17.27
Maximum: 95.00
Weighted Average: 75.31
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Combined LTV                    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                     16       7,618,714      1.52      2.016        1.632         698      38.68      40.23    16.08
50.01% - 55.00%                    12       5,732,467      1.14      2.388        2.004         731      52.42      53.48     6.98
55.01% - 60.00%                    17      11,494,785      2.29      2.336        1.952         708      57.66      57.66     3.00
60.01% - 65.00%                    24      14,849,733      2.95      2.751        2.367         722      61.78      62.91     9.02
65.01% - 70.00%                    69      45,412,567      9.03      2.609        2.225         705      66.73      68.74    14.18
70.01% - 75.00%                   156      80,744,623     16.06      2.939        2.555         705      74.06      74.36    13.33
75.01% - 80.00%                   377     170,603,826     33.93      2.500        2.116         713      78.79      79.61    24.82
80.01% - 85.00%                    31      14,109,798      2.81      3.611        3.216         689      78.45      83.89    28.79
85.01% - 90.00%                   327     142,696,427     28.38      2.651        2.242         704      78.72      89.69    14.33
90.01% - 95.00%                    35       9,603,652      1.91      5.090        4.409         713      93.93      94.57    55.67
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 17.47
Maximum: 95.00
Weighted Average: 79.16
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
Geographical                       of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Distribution (Top 5)            Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
California                        512     282,919,594     56.26      2.432        2.046         708      74.90      79.43    15.09
Florida                            96      42,486,564      8.45      3.261        2.865         715      76.17      78.95    20.17
New Jersey                         83      35,855,893      7.13      3.738        3.286         705      76.05      78.10    13.89
Illinois                           59      21,930,338      4.36      2.275        1.872         701      72.89      76.89    22.70
Virginia                           40      19,314,932      3.84      3.442        3.052         709      78.60      82.96    30.13
Other                             274     100,359,271     19.96      2.791        2.383         705      75.74      78.64    25.59
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
Group 1
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
California loan breakdown       Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Northern CA                       201     103,924,061     20.67      2.567        2.179         709      74.78      78.44    17.81
Southern CA                       311     178,995,533     35.60      2.354        1.968         708      74.97      80.01    13.51
State not in CA                   552     219,946,998     43.74      3.042        2.631         707      75.84      78.82    22.75
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Top 10 Zip Codes                Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
85255                               4       3,979,233      0.79      2.869        2.485         731      66.79      71.41    16.28
20176                               6       3,772,629      0.75      3.605        3.221         752      79.47      83.25    39.88
94582                               3       3,376,810      0.67      3.283        2.899         688      76.30      79.58    52.18
92694                               4       3,160,733      0.63      2.226        1.842         728      75.00      83.04     0.00
90210                               3       3,021,685      0.60      4.837        4.453         712      72.75      77.52    49.52
85262                               3       3,017,741      0.60      5.968        5.584         767      70.39      73.61    20.66
91915                               5       3,009,929      0.60      4.270        3.886         700      74.40      84.51    18.77
95757                               6       2,797,602      0.56      3.832        3.448         697      80.58      82.28    46.43
93012                               4       2,719,835      0.54      3.106        2.722         735      75.12      85.14     0.00
93013                               3       2,690,050      0.53      1.110        0.726         728      77.25      81.71     0.00
Other                           1,023     471,320,344     93.73      2.644        2.246         707      75.36      79.11    18.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
FICO Scores                     Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
600 or less or not available        2         310,589      0.06      5.831        5.447         572      79.97      79.97     0.00
601 - 620                           4       1,228,077      0.24      3.400        3.016         612      81.02      83.44    20.18
621 - 640                          62      22,371,320      4.45      2.491        2.101         632      75.53      79.17    35.81
641 - 660                         112      45,663,773      9.08      2.621        2.219         653      74.10      77.35    28.74
661 - 680                         180      80,577,192     16.02      2.773        2.376         671      75.57      79.43    17.12
681 - 700                         182      86,385,549     17.18      2.921        2.519         690      76.78      80.26    17.61
701 - 720                         163      80,940,187     16.10      2.777        2.380         710      75.77      80.92    18.40
721 - 740                         116      63,691,035     12.67      2.565        2.169         731      74.85      79.10    11.66
741 - 760                         100      49,635,965      9.87      2.611        2.221         750      75.13      79.19    17.37
761 greater than or equal to      143      72,062,906     14.33      2.529        2.132         778      73.85      76.70    15.79
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 572
Maximum: 814
Weighted Average: 708
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
Group 1
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Mortgage Properties             Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                1         111,146      0.02      5.750        5.366         643      56.06      56.06     0.00
Condominium                       144      57,454,656     11.43      2.709        2.306         706      75.99      79.63    16.28
PUD                               236     122,012,898     24.26      3.101        2.701         710      76.26      80.56    22.35
Single Family                     594     283,788,595     56.43      2.587        2.191         706      75.00      78.63    18.09
Two- to Four Family                89      39,499,297      7.85      2.236        1.846         711      73.64      78.09    12.08
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Occupancy types                 Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Investor                          299     114,238,804     22.72      2.728        2.344         720      75.35      78.58    20.21
Primary                           692     352,991,110     70.20      2.728        2.328         704      75.35      79.43    17.82
Secondary                          73      35,636,678      7.09      2.313        1.904         708      74.79      78.42    18.87
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Loan Purpose                    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Purchase                          602     280,995,834     55.88      2.698        2.295         714      77.95      82.91    17.70
Cash Out Refinance                341     168,718,943     33.55      2.616        2.228         701      71.13      73.28    18.42
Rate/Term Refinance               121      53,151,815     10.57      2.965        2.569         696      74.65      78.06    22.37
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Document Type                   Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Alternate                          47      16,837,452      3.35      2.527        2.120         693      78.92      81.87   100.00
Full                              169      75,879,798     15.09      3.083        2.686         701      77.62      80.29   100.00
Reduced                           780     383,722,550     76.31      2.604        2.209         709      74.83      79.21     0.00
Stated Doc                         68      26,426,793      5.26      3.076        2.656         716      73.40      73.55     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Rate Adjustment Frequency       Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
1                               1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
Group 1
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Payment Adjustment Frequency    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
12                              1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Max Balance Amount              Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
110.00                             30      11,991,655      2.38      2.490        2.106         703      76.85      78.67    16.10
115.00                          1,034     490,874,937     97.62      2.704        2.306         708      75.27      79.18    18.49
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Periodic Payment Cap            Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
7.500                           1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Teaser Period                   Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
1                                 897     427,711,134     85.05      2.810        2.411         707      75.49      79.34    18.63
2                                   1         995,232      0.20      6.000        5.616         681      74.07      74.07     0.00
3                                 165      73,992,701     14.71      2.004        1.618         712      74.28      78.24    17.61
5                                   1         167,525      0.03      6.625        6.241         626      80.00      80.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.00
Maximum: 5.00
Weighted Average Teaser: 1.30
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Silent 2nd                      Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
N                                 747     342,549,849     68.12      2.866        2.462         709      75.49      75.49    20.74
Y                                 317     160,316,743     31.88      2.343        1.959         706      74.92      87.01    13.51
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,064     502,866,592    100.00      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
All records
==============================================================================


------------------------------------------------------------------------------
Summary
------------------------------------------------------------------------------
Total Balance: $800,955,738.91
Avg Loan Balance: $401,280.43
WA Gross Rate: 2.834%
WA Net Rate: 2.432%
WA FICO: 706
WA LTV: 76
WA Rem Term: 359
WA Months to Reset: 1
As of Date: 2005-10-01
WA Gross Margin: 3.427%
WA First Periodic Cap: 0.0%
WA Max Rate: 9.95%
IO%: 0%
Cal %: 51%
------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Current Principal Balance       Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                  6         254,095      0.03      3.130        2.746         684      78.50      78.50    30.62
$50,000.01 - $100,000.00           56       4,519,837      0.56      2.579        2.085         709      73.81      75.90    49.04
$100,000.01 - $150,000.00         148      19,035,370      2.38      2.861        2.466         708      76.65      79.23    32.72
$150,000.01 - $200,000.00         188      33,313,451      4.16      2.965        2.553         701      77.80      79.98    33.25
$200,000.01 - $250,000.00         202      45,753,859      5.71      3.098        2.682         701      77.36      79.83    32.77
$250,000.01 - $300,000.00         216      59,420,344      7.42      3.312        2.891         700      78.08      80.53    23.11
$300,000.01 - $359,699.00         206      68,067,621      8.50      3.254        2.823         695      77.62      80.06    17.99
$359,699.01 - $600,000.00         676     311,647,622     38.91      2.919        2.517         704      77.33      80.10    18.79
$600,000.01 - $800,000.00         172     116,630,992     14.56      2.601        2.217         712      74.95      78.75    13.40
$800,000.01 - $1,000,000.00        71      66,520,982      8.31      2.424        2.040         709      71.31      77.38    15.50
$1,000,000.01 - $1,250,000.00      17      19,111,183      2.39      2.109        1.725         720      67.78      75.32     0.00
$1,250,000.01 - $1,500,000.00      30      42,436,354      5.30      2.051        1.667         719      68.03      73.65    20.30
$1,500,000.01 - $1,750,000.00       3       4,786,100      0.60      2.255        1.871         701      71.87      81.70    34.27
$1,750,000.01 - $2,000,000.00       5       9,457,930      1.18      3.347        2.963         722      60.49      65.08    18.63
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Minimum: $36,800.00
Maximum: $2,000,000.00
Average: $401,280.43
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Loan Servicers                  Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
All records
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Loan Originators                Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Original Gross Rate             Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                   908     400,424,902     49.99      2.852        2.468         706      74.63      78.37    18.67
1.001% - 1.500%                   466     180,061,752     22.48      2.789        2.405         706      75.02      77.71    18.18
1.501% - 2.000%                   310     128,297,107     16.02      2.508        2.123         702      76.06      79.42    18.76
2.001% - 2.500%                   131      37,954,669      4.74      2.690        2.306         715      77.04      79.59    34.63
2.501% - 3.000%                    89      28,840,216      3.60      3.551        2.992         707      81.84      86.19    22.90
3.001% - 3.500%                    68      19,182,584      2.39      3.888        3.109         711      83.74      87.97    28.27
3.501% - 4.000%                    16       4,333,560      0.54      3.764        3.380         719      79.13      85.06     0.00
4.001% - 4.500%                     5       1,289,000      0.16      4.309        3.123         692      86.81      86.81    20.35
4.501% - 5.000%                     2         301,900      0.04      5.000        3.569         657      91.57      91.57    31.47
5.001% - 5.500%                     1         270,050      0.03      5.375        4.111         719      94.99      94.99     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 5.375%
Weighted Average: 1.417%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Current Gross Rate              Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                   575     257,267,853     32.12      1.000        0.616         707      74.48      78.62    17.86
1.001% - 1.500%                   327     129,081,479     16.12      1.383        0.999         708      74.56      78.08    15.79
1.501% - 2.000%                   244     107,610,307     13.44      1.789        1.404         702      74.27      78.26    16.75
2.001% - 2.500%                   118      34,081,347      4.26      2.234        1.850         713      76.53      79.37    31.14
2.501% - 3.000%                    73      24,411,811      3.05      2.902        2.446         712      80.55      85.69    22.46
3.001% - 3.500%                    57      16,577,039      2.07      3.347        2.624         707      82.21      87.11    26.31
3.501% - 4.000%                    16       4,333,560      0.54      3.764        3.380         719      79.13      85.06     0.00
4.001% - 4.500%                     5       1,289,000      0.16      4.309        3.123         692      86.81      86.81    20.35
4.501% - 5.000%                     2         301,900      0.04      5.000        3.569         657      91.57      91.57    31.47
5.001% - 5.500%                    26      14,744,544      1.84      5.388        4.988         720      72.38      73.72    27.35
5.501% - 6.000%                   135      60,833,845      7.60      5.865        5.481         700      75.72      78.53    27.07
6.001% - 6.500%                   256      94,976,772     11.86      6.319        5.935         703      77.25      79.60    19.34
6.501% - 7.000%                   132      45,791,818      5.72      6.739        6.325         704      77.08      78.11    22.63
7.001% or more                     30       9,654,466      1.21      7.332        6.546         710      83.85      84.06    27.87
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 7.875%
Weighted Average: 2.834%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
All records
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Gross Margin                    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
2.000% or less                      1         380,000      0.05      1.000        0.616         722      80.00      80.00     0.00
2.001% - 2.250%                     6       2,432,464      0.30      5.233        4.849         716      75.26      76.75    30.71
2.251% - 2.500%                    49      28,124,891      3.51      2.474        2.090         710      73.18      77.90    29.82
2.501% - 2.750%                   112      57,819,835      7.22      2.682        2.298         706      74.22      78.66    18.07
2.751% - 3.000%                   175      88,073,493     11.00      2.855        2.471         711      74.36      78.65    16.05
3.001% - 3.250%                   234     111,461,371     13.92      2.785        2.398         709      74.41      77.81    23.58
3.251% - 3.500%                   503     210,855,665     26.33      2.632        2.248         704      75.21      78.63    17.68
3.501% - 3.750%                   248      76,318,313      9.53      3.338        2.944         708      77.06      79.16    27.13
3.751% - 4.000%                   301     110,389,210     13.78      3.060        2.660         703      75.11      78.14    16.53
4.001% - 4.250%                   280      88,316,509     11.03      2.523        2.116         709      77.90      81.89    15.97
4.251% - 4.500%                    45      14,330,690      1.79      2.657        2.128         671      80.37      82.05    17.22
4.501% - 4.750%                    23       7,120,775      0.89      5.445        4.611         705      84.53      84.53    33.67
4.751% - 5.000%                    10       3,038,807      0.38      4.862        3.782         690      89.06      89.06    55.86
5.001% - 5.250%                     4         751,415      0.09      3.328        2.143         683      92.10      92.10    25.51
5.251% - 5.500%                     1         271,800      0.03      3.125        1.971         663      90.00      90.00     0.00
5.501% - 5.750%                     4       1,270,500      0.16      3.964        2.462         646      88.57      88.57     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.800%
Maximum: 5.750%
Weighted Average: 3.427%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Current Net Rate                Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                   857     360,251,197     44.98      1.101        0.717         707      74.65      78.41    17.57
1.001% - 1.500%                   239     115,653,606     14.44      1.693        1.305         705      72.72      77.55    14.34
1.501% - 2.000%                   164      51,822,658      6.47      2.179        1.744         705      79.11      81.46    28.41
2.001% - 2.500%                    57      16,988,831      2.12      2.871        2.255         702      82.86      86.82    26.80
2.501% - 3.000%                    73      20,826,793      2.60      3.119        2.675         718      81.25      85.28    24.98
3.001% - 3.500%                    24       8,698,060      1.09      3.666        3.237         720      73.34      83.75     8.22
3.501% - 4.000%                     2         409,400      0.05      4.232        3.662         665      83.48      91.16    23.20
4.001% - 4.500%                     2         573,800      0.07      4.912        4.114         687      84.41      84.41     0.00
4.501% - 5.000%                    18       9,730,386      1.21      5.334        4.950         715      71.53      73.04    33.20
5.001% - 5.500%                    90      39,310,362      4.91      5.742        5.343         700      76.84      78.87    28.42
5.501% - 6.000%                   288     112,902,361     14.10      6.247        5.838         702      77.02      79.72    21.07
6.001% - 6.500%                   157      55,339,966      6.91      6.691        6.285         707      76.87      77.82    17.57
6.501% - 7.000%                    23       7,664,556      0.96      7.192        6.742         704      78.50      79.91    49.59
7.001% or more                      2         783,762      0.10      7.592        7.208         692      72.33      72.33    26.48
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.616%
Maximum: 7.241%
Weighted Average: 2.432%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
All records
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Amortization Type               Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Negative Amortization           1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Remaining Months to maturity    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
351 - 355                          45      14,234,038      1.78      6.154        5.770         704      75.70      78.31    18.64
356 - 360                       1,951     786,721,701     98.22      2.774        2.372         706      75.59      79.03    19.63
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 351
Maximum: 360
Weighted Average: 359
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Seasoning                       Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0 <=                            1,318     540,382,199     67.47      1.467        1.067         707      75.02      79.15    17.68
1 - 6                             662     254,872,744     31.82      5.661        5.253         705      76.79      78.67    23.83
7 - 12                             16       5,700,795      0.71      6.061        5.677         684      76.66      81.68    14.26
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Index for loans                 Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
11                                932     298,089,147     37.22      3.062        2.652         703      76.07      78.77    21.59
12 Month MTA                    1,064     502,866,592     62.78      2.699        2.302         708      75.31      79.16    18.44
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
All records
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Months to Roll                  Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
1                               1,646     663,151,462     82.80      3.032        2.631         706      75.70      78.98    20.05
2                                 123      45,749,382      5.71      1.628        1.224         703      76.40      79.58    22.29
3                                 213      86,078,684     10.75      2.007        1.605         709      74.37      79.18    15.58
4                                  14       5,976,210      0.75      1.944        1.560         711      74.91      76.27     8.06
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-10-01
Minimum: 1
Maximum: 4
Weighted Average: 1
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Lifetime Maximum Rate           Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
8.000% or less                      2         784,500      0.10      1.896        1.512         665      80.85      80.85    71.70
8.501% - 9.000%                    10       4,021,850      0.50      6.020        5.636         681      76.42      76.42    32.34
9.501% - 10.000%                1,972     792,303,496     98.92      2.812        2.411         706      75.57      79.02    19.59
10.001% - 10.500%                   3         654,320      0.08      1.295        0.911         684      80.00      86.42     0.00
10.501% - 11.000%                   6       2,412,825      0.30      4.768        4.226         678      74.64      75.99     0.00
11.001% - 11.500%                   2         665,388      0.08      5.713        4.316         677      92.96      92.96     0.00
11.501% - 12.000%                   1         113,360      0.01      1.750        1.366         676      80.00      80.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.500%
Maximum: 11.700%
Weighted Average: 9.947%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
First Adjustment Cap            Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0.000%                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 0.000%
Weighted Average: 0.000%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Distribution by IO only terms   Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0                               1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
All records
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
Original Prepayment                of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Penalty Term                    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0                               1,485     648,330,539     80.94      2.751        2.349         708      75.43      79.18    19.11
12                                210      67,293,670      8.40      2.781        2.377         702      77.25      79.51    23.18
36                                300      84,678,210     10.57      3.482        3.089         695      75.53      77.33    20.81
60                                  1         653,320      0.08      6.250        5.866         662      80.00      90.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Original LTV                    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                     56      17,400,770      2.17      2.285        1.901         712      39.62      43.89    24.78
50.01% - 55.00%                    26      15,601,465      1.95      2.947        2.563         720      53.71      61.48     9.40
55.01% - 60.00%                    48      29,570,207      3.69      1.931        1.547         705      58.00      65.82    10.63
60.01% - 65.00%                    62      31,187,248      3.89      2.851        2.467         710      63.10      67.47    10.00
65.01% - 70.00%                   136      71,684,359      8.95      2.743        2.359         708      68.72      71.86    12.26
70.01% - 75.00%                   330     159,323,545     19.89      2.871        2.487         703      74.30      77.80    12.12
75.01% - 80.00%                 1,111     415,044,066     51.82      2.683        2.299         707      79.68      83.04    22.51
80.01% - 85.00%                    23       7,113,592      0.89      4.188        3.736         684      83.79      83.79    50.53
85.01% - 90.00%                   147      39,865,117      4.98      4.281        3.653         697      89.46      89.46    32.82
90.01% - 95.00%                    57      14,165,370      1.77      4.964        4.289         711      94.74      94.74    48.28
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.27
Maximum: 95.00
Weighted Average: 75.59
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Combined LTV                    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                     51      14,373,104      1.79      2.480        2.096         707      38.86      39.68    20.75
50.01% - 55.00%                    24       9,623,631      1.20      3.203        2.819         722      52.34      53.29    16.68
55.01% - 60.00%                    37      18,360,258      2.29      2.184        1.800         712      57.93      57.93     6.57
60.01% - 65.00%                    54      27,865,191      3.48      2.563        2.179         713      61.53      62.92    11.19
65.01% - 70.00%                   120      64,088,486      8.00      2.686        2.302         708      67.20      68.77    16.13
70.01% - 75.00%                   273     120,409,159     15.03      3.141        2.757         700      74.04      74.27    12.97
75.01% - 80.00%                   731     286,584,262     35.78      2.808        2.424         710      78.98      79.61    24.21
80.01% - 85.00%                    52      22,031,885      2.75      3.249        2.843         685      76.92      83.83    30.31
85.01% - 90.00%                   594     222,659,778     27.80      2.662        2.234         703      79.72      89.65    17.58
90.01% - 95.00%                    60      14,959,984      1.87      4.846        4.187         710      93.96      94.58    46.91
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.27
Maximum: 95.00
Weighted Average: 79.02
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
All records
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
Geographical                       of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Distribution (Top 5)            Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
California                        829     409,479,570     51.12      2.659        2.267         706      74.70      78.76    14.74
Florida                           245      82,462,535     10.30      3.015        2.614         712      77.20      80.08    20.65
New Jersey                        134      51,897,205      6.48      3.512        3.054         702      76.58      78.65    17.00
Arizona                            95      33,114,775      4.13      3.045        2.652         712      74.77      77.77    27.20
Illinois                           93      32,035,220      4.00      2.547        2.134         699      74.69      77.88    26.12
Other                             600     191,966,434     23.97      2.956        2.549         704      76.84      79.61    27.87
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
California loan breakdown       Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Northern CA                       334     156,283,335     19.51      2.751        2.363         705      74.10      77.87    15.62
Southern CA                       495     253,196,235     31.61      2.603        2.208         706      75.07      79.31    14.20
State not in CA                 1,167     391,476,169     48.88      3.016        2.604         706      76.53      79.28    24.71
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Top 10 Zip Codes                Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
93012                               6       4,354,284      0.54      2.493        2.109         714      72.21      85.58     0.00
85255                               4       3,979,233      0.50      2.869        2.485         731      66.79      71.41    16.28
92648                               5       3,968,500      0.50      1.576        1.192         692      73.08      79.83     0.00
85262                               4       3,823,991      0.48      4.921        4.537         765      71.36      73.91    16.30
20176                               6       3,772,629      0.47      3.605        3.221         752      79.47      83.25    39.88
90266                               3       3,649,000      0.46      2.286        1.902         718      65.09      79.77     0.00
91915                               6       3,454,538      0.43      3.849        3.465         698      75.12      83.93    16.36
94582                               3       3,376,810      0.42      3.283        2.899         688      76.30      79.58    52.18
92694                               4       3,160,733      0.39      2.226        1.842         728      75.00      83.04     0.00
95138                               2       3,022,764      0.38      4.425        4.041         668      62.51      78.07     0.00
Other                           1,953     764,393,257     95.44      2.820        2.418         705      75.78      78.98    19.88
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
All records
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
FICO Scores                     Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
600 or less or not available        2         310,589      0.04      5.831        5.447         572      79.97      79.97     0.00
601 - 620                          13       3,693,119      0.46      2.677        2.263         614      74.31      75.54    10.88
621 - 640                         121      39,598,599      4.94      2.790        2.376         632      75.66      78.38    33.98
641 - 660                         225      81,558,405     10.18      2.799        2.381         652      74.98      78.26    31.35
661 - 680                         332     133,670,802     16.69      3.019        2.615         671      76.15      79.74    15.77
681 - 700                         340     136,119,210     16.99      2.953        2.550         690      76.82      80.11    17.23
701 - 720                         293     124,182,738     15.50      2.790        2.398         710      75.95      80.27    17.35
721 - 740                         209      93,737,593     11.70      2.677        2.280         731      75.25      78.88    15.32
741 - 760                         181      75,461,809      9.42      2.606        2.209         750      74.83      78.68    17.42
761 greater than or equal to      280     112,622,876     14.06      2.839        2.440         779      74.31      76.67    21.38
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 572
Maximum: 814
Weighted Average: 706
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Mortgage Properties             Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Coop                                1         539,894      0.07      6.625        6.241         693      80.00      80.00     0.00
Manufactured Housing                1         111,146      0.01      5.750        5.366         643      56.06      56.06     0.00
Condominium                       294      94,994,012     11.86      2.610        2.200         706      77.22      80.63    20.73
PUD                               457     198,500,550     24.78      3.201        2.804         707      76.20      80.25    19.71
Single Family                   1,091     444,284,959     55.47      2.742        2.338         705      75.21      78.30    19.72
Two- to Four Family               152      62,525,177      7.81      2.626        2.230         707      73.92      77.80    17.07
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Occupancy types                 Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Investor                          562     183,064,248     22.86      2.817        2.428         720      75.82      78.54    24.53
Primary                         1,281     558,405,432     69.72      2.903        2.496         701      75.51      79.10    18.46
Secondary                         153      59,486,059      7.43      2.238        1.839         711      75.72      79.71    15.34
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Loan Purpose                    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Purchase                        1,023     410,929,580     51.30      2.767        2.362         715      78.37      82.94    18.93
Cash Out Refinance                726     291,127,696     36.35      2.918        2.525         698      71.83      73.61    20.28
Rate/Term Refinance               247      98,898,463     12.35      2.865        2.449         692      75.15      78.65    20.50
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
All records
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Document Type                   Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Alternate                         115      33,523,999      4.19      2.744        2.334         701      78.16      80.98   100.00
Full                              347     123,564,498     15.43      3.187        2.781         701      77.84      80.00   100.00
Reduced                         1,373     589,964,399     73.66      2.733        2.335         707      75.10      79.11     0.00
Stated Doc                        161      53,902,843      6.73      3.189        2.759         708      74.32      74.47     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Rate Adjustment Frequency       Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
1                               1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Payment Adjustment Frequency    Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
12                              1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Max Balance Amount              Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
110.00                             52      20,947,542      2.62      3.526        3.142         714      74.46      75.83    21.07
115.00                          1,944     780,008,196     97.38      2.815        2.413         706      75.62      79.10    19.57
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Periodic Payment Cap            Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
7.500                           1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------


[LOGO OMITTED] UBS Investment
                   Bank
CWALT05-61
All records
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool   Weighted                            Weighted   Weighted
                               Number                        By    Average     Weighted    Weighted    Average    Average
                                   of       Principal Principal      Gross      Average     Average   Original   Combined   % Full
Teaser Period                   Loans         Balance   Balance     Coupon   Net Coupon        FICO        LTV        LTV  Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
1                               1,653     668,317,321     83.44      2.972        2.570         705      75.67      79.06    19.94
2                                   1         995,232      0.12      6.000        5.616         681      74.07      74.07     0.00
3                                 340     131,240,365     16.39      2.096        1.694         709      75.21      78.85    18.17
4                                   1         235,296      0.03      6.250        5.866         684      80.00      80.00     0.00
5                                   1         167,525      0.02      6.625        6.241         626      80.00      80.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,996     800,955,739    100.00      2.834        2.432         706      75.59      79.02    19.61
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.00
Maximum: 5.00
Weighted Average Teaser: 1.33
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------